Exhibit 10.1

SUBSCRIPTION AGREEMENT

This subscription agreement (this “Subscription Agreement”) is made as of November 27, 2018, by and between the Investor identified on the signature pages hereto (“Investor”), and Rocket Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the parties hereto agree as follows:

1.	Subscription

(a)          The Company has authorized the sale and issuance to the Investor (the “Offering”) of up to an aggregate of 967,742 shares of common stock (each, a “Share” and collectively, the “Shares”), par value $0.01 per share, for a purchase price of $15.50 per Share (the “Purchase Price”).

(b)          Assuming the accuracy of the Investor’s representations and warranties set forth in Section 4, no registration under the Securities Act of 1933, as amended (the “Securities Act”), is required for the offer and sale of the Shares by the Company to the Investor as contemplated hereby.

(c)          At the Closing (as defined in Section 2(a) below), the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, upon the terms and conditions set forth herein, the number of Shares set forth on the signature pages hereto for the aggregate Purchase Price set forth on the signature pages hereto. The Investor acknowledges that the Offering is not being underwritten and that there is no minimum offering amount.

(d)          This Subscription Agreement will involve no obligation or commitment of any kind until this Subscription Agreement is accepted and countersigned by or on behalf of the Company.

2.	Closing and Delivery of the Shares and Funds.

(a)          The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Gibson, Dunn & Crutcher LLP (“GDC”), 200 Park Avenue, New York, NY 10166 (or such other location as the parties shall mutually agree) at 10:00 a.m., New York time, on November 30, 2018, or at such other time and location as the Company and the Investor shall agree (the “Closing Date”).

(b)          At the Closing: (a) the Company shall cause the Company’s transfer agent to register in book-entry form the number of Shares set forth on the signature pages hereto, in the name of the Investor or the Investor’s brokerage firm, as applicable, and (b) the Investor shall cause the aggregate subscription amount for the Shares, based on the Purchase Price, to be delivered to the Company by wire transfer of United States dollars in immediately available funds to an account specified by the Company.

(c)          The Company’s obligation to issue and sell the Shares to the Investor and the Investor’s obligation to purchase the Shares from the Company shall be subject to the satisfaction of the conditions set forth in Section 6 of the Underwriting Agreement by and between the Company and the several underwriters named therein, dated as of November 27, 2018.

(d)          The Investor’s obligation to purchase the Shares from the Company shall be subject to the delivery by GDC, as counsel to the Company, to the Investor of such counsel’s written opinion, reasonably acceptable to the Investor, regarding the exemption from registration of the offering and sale of the Shares under Section 4(a)(2) of the Securities Act, addressed to the Investor and dated as of such Closing Date.

3.	Representations, Warranties and Covenants of the Company. The Company acknowledges, represents and warrants to, and agrees with, the Investor that:

(a)          The Company has the requisite right, power and authority to enter into this Subscription Agreement, to authorize, issue and sell the Shares as contemplated by this Subscription Agreement and to perform and to discharge its obligations hereunder; and this Subscription Agreement has been duly authorized, executed and delivered by the Company.

(b)          The Shares to be issued and sold by the Company to the Investor under this Subscription Agreement have been duly authorized and the Shares, when issued and delivered against payment therefor as provided in this Subscription Agreement, will be validly issued, fully paid and non-assessable and free of any preemptive or similar rights.

(c)          The execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated hereby will not: (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (ii) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s certificate of incorporation, except in the case of clauses (i) and (ii) such breaches, violations, defaults, or conflicts which are not, individually or in the aggregate, reasonably likely to result in a material adverse effect upon the business, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in its ability to perform its obligations under the Subscription Agreement.

4.	Representations, Warranties and Covenants of the Investor. The Investor acknowledges, represents and warrants to, and agrees with, the Company that:

(a)          The Investor has full right, power, authority and capacity to enter into this Subscription Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Subscription Agreement.

(b)          The investor acknowledges its understanding and agreement that the Shares are being offered in a transaction not involving any public offering within the Unites States within the meaning of the Securities Act, or in a distribution in violation of the Securities Act or any jurisdiction, that the Shares have not been registered under the Securities Act or the securities laws of any jurisdiction and, unless so registered, may not be sold except as exempt from registration under the Securities Act.

(c)          The Investor acknowledges its understanding that the Offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) of the Securities Act and the applicable provisions of Regulation D promulgated thereunder (“Regulation D”) and that the Company is relying on the Investor’s representations and warranties in connection with the Regulation D exemption.  In furtherance thereof, the Investor represents and warrants to the Company and its affiliates as follows:

(i)
The execution, delivery and performance of this Subscription Agreement by the Investor are within the powers of the Investor, have been duly authorized and will not: (i) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule or regulation to which the Investor is subject, or by which any property or asset of the Investor is bound or affected; or (ii) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Investor’s charter documents.  The signature on this Subscription Agreement is genuine, and the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms.

(ii)	The Investor has a substantive, pre-existing relationship with the Company and the management of the Company.

(iii)
The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act, and that it is also a “qualified purchaser” as defined in Section 2(a)(51) of the Investment Company Act of 1940, as amended (the “Investment Company Act”).  To the extent that the Investor is utilizing or has utilized a representative to assist the Investor in the evaluation of an investment in the Shares, the Investor has provided the requested information about such representative to the Company.

(iv)
The Investor realizes that the basis for exemption would not be available if the Offering was part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(v)
The Investor is acquiring the Shares solely for the Investor’s own beneficial account (and not for the account of others), for investment purposes, and not with a view towards, or resale in connection with, any distribution of the Shares in violation of the Securities Act.

(vi)
The Investor acknowledges and understands that the Shares may not be resold by the Investor unless such resale is registered under the Securities Act or such resale is effected pursuant to a valid exemption from the registration requirements of the Securities Act.

(vii)
The Investor has adequately analyzed the risks of an investment in the Company and the Shares and determined, based upon the Investor’s own judgment, due diligence and advice from any advisor as the Investor has deemed necessary and not upon any view expressed by any other person or entity, that an investment in the Company and the Shares are a suitable investment for the Investor and that the Investor has the financial ability at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in the Company and the Shares, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

(viii)
The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and the Shares (and has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision) and is aware that there are substantial risks incident to the purchase of the Shares.

(ix)
The Investor has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company.  The Investor has had access to such information concerning the Company and the Shares as it deems necessary to make an informed investment decision concerning the purchase of the Shares.

(x)	In making its investment decision to purchase the Shares, the Investor has relied solely upon independent investigation made by the Investor.

(xi)
The Investor became aware of this Offering of Shares, and the Shares were offered to the Investor, solely by direct contact between the Investor and the Company, and not by any other means, and the Investor is unaware of, and is in no way relying on, any form of general solicitation or general advertising, including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

(d)          The Investor will not sell or otherwise transfer any Shares without either registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Investor must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available.  In particular, the Investor is aware that the Shares are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met.  The Investor also understands that, except as set forth herein, the Company is under no obligation to register the Shares on behalf of the Investor or to assist the Investor in complying with any exemption from registration under the Securities Act or applicable state securities laws.  The Investor understands that the Company or its transfer agent may establish procedures for approval of transfers, including transfers sought to be permitted under Rule 144, which may result in delays in desired sales or transfers by Investor.

(e)          The Investor understands and agrees that the certificates for the Shares shall bear substantially the following legend (the “Restrictive Legend”) until such Shares shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM REGISTRATION.

(f)          The Investor’s signature page sets forth all securities of the Company held or beneficially owned by such Investor as of the date hereof. Such Investor does not hold or beneficially own any other securities of the Company, except as indicated on the signature page hereto.

5.	Miscellaneous.

(a)          Entire Agreement; Modifications. Except as otherwise provided herein, this Subscription Agreement constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter hereof which are not contained in this Subscription Agreement. This Subscription Agreement may be modified only in writing signed by the signed by the Company and the Investor.

(b)          Counterparts. This Subscription Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery of a facsimile or PDF.

(c)          Notices. All notices or other communications required or permitted to be provided hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed e-mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company or the Investor, as applicable, at the address for such recipient listed on the signature pages hereto or at such other address as such recipient has designated by two days advance written notice to the other parties hereto.

(d)          Governing Law. This Subscription Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.

(e)          WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(f)          Waiver of Potential Conflicts of Interest.  Each of the Investor and the Company acknowledge that GDC has represented and currently represents the Company and the Investor.  Each of the Investor and the Company acknowledges that GDC is representing only the Company in this transaction and may not share the Investor’s confidential information with the Company; similarly, GDC may not share the Company’s confidential information with the Investor. By executing this Subscription Agreement, each of the Investor and the Company hereby waive any actual or potential conflict of interest which has arisen or may arise as a result of GDC’s representation of such persons and entities in this transaction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Subscription Agreement effective as of the date first written above.

ROCKET PHARMACEUTICALS, INC.
By:	/s/ Gaurav Shah
Name:	Gaurav Shah
Title:	President and Chief Executive Officer

[Signature Page to Subscription Agreement]

INVESTOR:
RTW Innovation Master Fund, Ltd.

By:	/s/ Roderick Wong
Name:	Roderick Wong
Title:	Director

[Signature Page to Subscription Agreement]